ACCOUNTS PAYABLE AND ACCRUED LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES
Trade payables	$ 81,879	$ 75,452
Inventory commitment reserve	1,866	1,777
Accrued royalties	9,750	18,895
Accrued payroll and related liabilities	10,879	11,300
Taxes payable (including sales taxes)	2,501	4,742
Product warranties (note 26(b)(iii))	7,362	5,951
Other	14,300	10,079
Total	$ 128,537	$ 128,196